Dear Shareholders,


We are pleased to enclose the annual report on the operations of the South Dakota Tax-Free Fund, Inc. for the year ended December 31st, 1997. The Fund's portfolio and related financial statements are presented within for your review.

Will Rogers once said, "All I know is what I read in the paper." Well, if you are reading today's financial reports all you get is confused. Inflation or deflation? Higher rates or lower rates? Read a paper, watch television or get on a mailing list and you will find diverse opinions of economic forecasting are quite often contradictory.

As we enter the new year, the U.S. economy is enjoying nearly seven years of uninterrupted growth, the unemployment rate is the lowest since 1973, the stock market is at record highs, interest rates are low and inflation is the most docile in a generation. Yet, despite these events the financial markets are volatile.

Recent events in foreign equity markets and their impact on the U.S. stock market causes us to pause and question whether the recent drop in interest rates are sustainable at these levels, or will rates back up to higher levels experienced earlier this year. Our sense is that yields on municipal bonds will stay at their lower levels during the first half of 1998 when the bulk of the Asian events slow down the U.S. economy, then edge higher in the latter part of the year once the Asian drag subsides.

In spite of all this, tax-exempt yields on tax-free municipal bonds are relatively cheap (a good value) when compared to U.S. Treasury bonds. Long-term municipals historically offer 75% to 80% of the return available from a 30 year treasury bond. As of this writing that ratio is about 85%.

The South Dakota Tax-Free Fund, Inc. began the year at $10.50 and then closed at $10.49. During part of the period the Fund utilized a partial hedge. Futures contracts in U.S. Treasury bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion. For the rest of the year as interest rates retreated share price increases were tempered. The overall effect to the Fund for the year was a greater degree of share price stability.

The Fund throughout the year has invested in high-grade South Dakota tax-exempt bonds. Diversification remains an important strategy for the Fund. Among our purchases in the primary and secondary markets throughout the year were bonds issued by housing authorities, school districts, and utilities.

Reasonable income exempt from federal income taxes with preservation of capital remain the chief objectives of the Fund.

We invite your personal calls and visits.


Sincerely,



Monte Avery                                                 Robert E. Walstad
Chief Portfolio Strategist                                  President


TERMS & DEFINITIONS
-------------------

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bonds' credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments
-------------------------------------
[pie chart]
AAA     37.5%
AA      13.7%
A       23.9%
BBB      2.0%
NR      22.9%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment advisor.

Portfolio Market Sectors
------------------------
[pie chart]
Housing              24.8%
Real Estate          15.5%
Health Care          15.1%
General Obligation   12.2%
Utilities            12.0%
Industrial            8.7%
School                5.0%
Water/Sewer           3.6%
Other                 3.1%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
               Comparison of change in value of $10,000 investment in South Dakota Tax-Free Fundand Lehman Brothers Municipal Bond Index

<CAPTION
               South Dakota Tax-Free     South Dakota Tax-Free            Lehman Brothers
               Fund w/o CDSC             Fund w/ max applicable CDSC      Municipal Bond Index
               -------------------------------------------------------------------------------
4/5/1994       $10,000                   $10,000                          $10,000
1994           $10,280                   $ 9,885                          $10,035
1995           $11,459                   $11,059                          $11,787
1996           $12,212                   $11,912                          $12,309
1997           $12,835                   $12,735                          $13,442

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $10.50
12-31-97 NAV                         $10.49
Average Maturity                      18.8  years
Number of Issues                      37
Total Net Assets                     $7,330,354

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

       For the periods ending December 31, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
5.10 %*             NA                   6.90%*
---------------------------------------------------

*The 1yr. And Since Inception returns do not include the effect of the 4% and 2% respective Contingent Deferred Sales Charges. It would have been 1.11% and 6.68% respectively, if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments  December 31, 1997

Name of Issuer
Percentages represent the market value                          Rating       Coupon                     Principal        Market
of each investment category to total net assets               Moody's/S&P     Rate      Maturity          Amount         Value
--------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA MUNICIPAL BONDS ( 97.5%)

Belle Fourche, SD School Dist. #9-1  G.O. FSA                   Aaa/NR       5.500%     01/15/18      $   100,000     $   103,440
Dakota Valley, SD (N. Sioux City)  School Dist. #61-8 G.O.       NR/NR       6.000      07/01/12          100,000         106,289
Dakota Valley, SD (N. Sioux City)  School Dist. #61-8 G.O.       NR/NR       5.650      07/01/14          200,000         209,150
Deadwood, SD Sewer, Water  and Impvt. C.O.P.'s                   NR/NR       6.750      11/01/03          250,000         268,440
Grant Cty., SD (Northwestern  Public. Svc.) PCR MBIA            Aaa/AAA      5.900      06/01/23          400,000         426,196
Hamlin, SD School Dist. #28-3 G.O.                               NR/NR       6.100      12/15/15          140,000         151,543
Hamlin, SD School Dist. #28-3  Capital Outlay C.O.P.'s           NR/NR       5.700      10/01/15          120,000         127,496
Heartland Consumers Power  Dist., Elec. Rev. FSA                Aaa/AAA      6.000      01/01/09          200,000         218,422
Heartland Consumers Power  Dist., Elec. Rev. FSA                Aaa/AAA      6.000      01/01/17          400,000         454,536
Henry, SD School Dist. #14-2  School Blding. G.O.                NR/NR       6.450      01/01/12           75,000          80,150
Minnehaha Cty., SD C.O.P.'s                                     Aa1/NR       6.000      12/01/12          100,000         106,121
Mitchell, SD School Dist. #17-2  Capital Outlay C.O.P.'s         NR/A        6.200      01/15/13           60,000          64,889
Newell, SD School Dist. #09-2 Capital Outlay C.O.P.'s            NR/NR       6.000      01/01/17          300,000         313,563
Pierre, SD Sales Tax Ref. Rev.                                   NR/NR       6.000      10/01/14          200,000         213,982
Rapid City, SD School Dist.  #51-4 C.O.P.'s MBIA                Aaa/AAA      6.200      01/01/12          100,000         109,647
Sioux Falls, SD School Dist. #49-5 G.O.                          Aa/NR       5.500      07/01/20          150,000         152,576
SD Conservancy Dist. (State  Revolving Fund) Rev.                A1/NR       5.625      08/01/17          200,000         208,950
SD Hsg. Devl. Auth.  Homeownership Mrtge.                       Aa1/AA+      6.550      05/01/14          100,000         106,381
SD Hsg. Devl. Auth.  Homeownership Mrtge.                       Aa1/AA+      6.600      05/01/17          195,000         206,797
SD Hsg. Devl. Auth.  Homeownership Mrtge. MBIA                  Aaa/AAA      6.150      05/01/26          250,000         262,572
SD Hsg. Devl. Auth.  Homeownership Mrtge.                       Aa1/AA+      6.250      05/01/15          200,000         207,804
SD Hsg. Devl. Auth. Rev.                                         A1/A+       6.700      04/01/20          370,000         389,728
SD Hsg. Devl. Auth.  Homeownership Mrtge.                       Aa1/AA+      6.000      05/01/21          200,000         202,452
SD Hlth. & Educ. Facs. Auth.  (Huron Regl. Medl. Ctr.) Rev.      NR/BBB-     7.250      04/01/20          125,000         140,224
SD Hlth. & Educ. Facs. Auth.  (Univ. of Sioux Falls) Rev.        NR/NR       7.100      04/01/15          150,000         166,289
*SD Hlth. & Educ. Auth.  (Crippled Childrens) Rev.               NR/A+       7.100      07/01/09          260,000         264,355
SD Hlth. & Educ. Auth.  (Vocational Educ.) Rev.                  A1/NR       6.700      08/01/22          150,000         168,518
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) Rev.MBIA        Aaa/AAA      7.000      09/01/14           90,000          96,242
SD Hlth. & Educ. Auth.  (St. Luke's/Midland) Rev. MBIA          Aaa/AAA      6.625      07/01/11          250,000         274,765
SD Hsg. Devl. Auth.  Homeownership Mrtge.                       Aa1/AAA      6.100      05/01/17          100,000         101,315
*SD Hsg. Devl. Auth.  Homeownership Mrtge.                      Aa1/AAA      5.800      05/01/28          350,000         353,472
Winner, SD School Dist. #59-2  Capital Outlay C.O.P.'s           NR/A        6.200      01/15/10           75,000          80,726
Northwestern School Dist.  #56-3 Capital Outlay C.O.P.'s         NR/A        6.800      01/15/13          100,000         110,380
SD Student Loan Program Rev.  MBIA                              Aaa/AAA      7.625      08/01/06           45,000          48,018
SD Student Loan Finance  Corp. Student Loan Notes                 A/NR       6.550      08/01/20          300,000         322,944
SD State Lease Rev. C.O.P.'s  CGIC                              Aaa/AAA      6.500      09/01/08          200,000         227,922
Union Cty., SD G.O.                                               A/NR       5.500      12/01/17          100,000          97,642
                                                                                                                      -----------
SOUTH DAKOTA MUNICIPAL BONDS (COST: $6,743,679)                                                                       $ 7,143,936
                                                                                                                      -----------
SHORT-TERM SECURITIES (0.9%)
 Federated Tax-Free Fund #15                                                                                          $    10,604
 Federated Intermediate Municipal Trust #78                                                                                52,713
                                                                                                                      -----------
TOTAL SHORT-TERM SECURITIES (COST: $63,027)                                                                           $    63,317
                                                                                                                      -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $6,806,706)                                                                    $ 7,207,253
OTHER ASSETS LESS LIABILITIES                                                                                             123,101
                                                                                                                      -----------
NET ASSETS                                                                                                            $ 7,330,354
                                                                                                                      ===========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Assets and Liabilities December 31, 1997
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $6,806,706)                 $     7,207,253
     Receivable for fund shares sold                                                  5,000
     Accrued dividends receivable                                                       169
     Accrued interest receivable                                                    134,628
     Variation margin on futures                                                     23,125
                                                                            ---------------
          Total Assets                                                      $     7,370,175
                                                                            ---------------

LIABILITIES
     Dividends payable                                                      $        32,057
     Accrued expenses                                                                 7,764
                                                                            ---------------
        Total Liabilities                                                   $        39,821
                                                                            ---------------
NET ASSETS                                                                  $     7,330,354
                                                                            ===============

Net assets are represented by:
     Capital stock outstanding, at par                                      $           699
     Additional paid-in capital                                                   6,690,209
     Accumulated undistributed net realized gain(loss) on investments              (161,648)
     Unrealized appreciation on investments                                         400,547
                                                                            ---------------
          Total amount representing net assets applicable to
           698,991 outstanding shares of $.001 par value
          common stock (200,000,000  shares authorized)                     $     7,330,354
                                                                            ===============

Net asset value per share                                                   $         10.49
                                                                            ===============

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME
    Interest                                                                $       397,499
    Dividends                                                                         6,544
                                                                            ---------------
         Total Investment Income                                            $       404,043
                                                                            ---------------
EXPENSES
    Investment advisory fees                                                $        41,337
    Distribution fees (12b-1)                                                        51,672
    Custodian fees                                                                    1,745
    Transfer agent fees                                                              11,085
    Accounting service fees                                                          27,447
    Audit and legal fees                                                              4,673
    Insurance                                                                           541
    Directors fees                                                                    1,908
    Printing and postage                                                              7,413
    License, fees, and registrations                                                  1,072
                                                                            ---------------
        Total expenses                                                      $       148,893
    Less expenses waived or absorbed
    by the Fund's manager                                                            68,538
                                                                            ---------------
        Total Net Expenses                                                  $        80,355
                                                                            ---------------
NET INVESTMENT INCOME                                                       $       323,688
                                                                            ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                                                 $        10,127
    Futures transactions                                                           (167,438)
    Net change in unrealized appreciation (depreciation) of:
    Investments                                                                     165,616
    Futures                                                                           8,014
                                                                            ---------------
         Net Realized And Unrealized Gain (Loss) On Investments
         and Futures                                                        $        16,319
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                                   $       340,007
                                                                            ===============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Changes in Net Assets
For the years ended December 31, 1997 and 1996
----------------------------------------------

                                                                                For the Year             For the Year
                                                                                   Ended                    Ended
                                                                              December 31, 1997        December 31, 1996
                                                                              ------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                     $     323,688            $     289,434
    Net realized gain (loss) on investment and futures transactions                (157,311)                105,676
    Net unrealized appreciation (depreciation) on investments and futures           173,630                 (23,170)
                                                                              ------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations      $     340,007            $     371,940
                                                                              ------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                      $    (323,688)           $    (289,434)
    Distributions in excess of net investment income                                (26,399)                 (17,384)
    Distributions from net realized gain on investment transactions                       0                        0
                                                                              ------------------------------------------
     Total Dividends and Distributions                                        $    (350,087)           $    (306,818)
                                                                              ------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                              $     988,297            $    1,387,696
    Proceeds from reinvested dividends                                              209,007                   166,205
    Cost of shares redeemed                                                        (253,697)                 (385,225)
                                                                              ------------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                                     $     943,607            $    1,168,676
                                                                              ------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                  $     933,527            $    1,233,798

NET ASSETS, BEGINNING OF PERIOD                                                   6,396,827                 5,163,029
                                                                              ------------------------------------------
NET ASSETS, END OF PERIOD                                                     $   7,330,354            $    6,396,827
                                                                              ==========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1997

Note 1.     ORGANIZATION

South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993 and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1997, a net capital loss carryforward totaling $161,648, which may be used to offset capital gains realized during subsequent years through December 31, 2005.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were 200,000,000 shares of $.001 par value authorized; 698,991 and 609,039 shares were outstanding at December 31, 1997 and December 31, 1996, respectively. Transactions in capital shares were as follows:

                                                     Shares
                                    ----------------------------------------
                                      For The Year            For The Year
                                         Ended                   Ended
                                    December 31, 1997       December 31,1996
                                    ----------------------------------------
Shares sold                              94,215                 133,378
Shares issued on reinvestment
 of dividends                            19,917                  16,005
Shares redeemed                         (24,180)                (37,361)
                                    ----------------------------------------
Net increase                             89,952                 112,022
                                    ========================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $41,337 of investment advisory fees for the year ended December 31, 1997. The Fund has a payable to ND Money Management, Inc. of $3,882 at December 31, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule
12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $26,399 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1997. The Fund has a payable to Capital of $2,588 at December 31, 1997 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1997 commissions earned by Capital totaled $1,750 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $11,085 of transfer agency fees for the year ended December 31, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $27,447 of accounting service fees for the year ended December 31, 1997.


Note 5.        INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,460,165 and $223,860, respectively, for the year ended December 31, 1997.

Note 6.     INVESTMENT IN SECURITIES

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $6,806,706 and the net unrealized appreciation of investments based on the cost was $400,547, which is comprised of $402,905 aggregate gross unrealized appreciation and $2,358 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                                                 For The Period
                                                                                                                 Since Inception
                                                          For The Year       For The Year      For The Year     (April 5, 1994)
                                                             Ended              Ended             Ended             Through
                                                          December 31,       December 31,      December 31,       December 31,
                                                             1997               1996              1995                1994
                                                       --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   10.50         $   10.39         $    9.86            $   10.00
                                                       --------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                               $     .53         $     .52         $     .55            $     .39
     Net realized and unrealized gain (loss) on
      investment and futures transactions                      .03               .14               .55                 (.11)
                                                       --------------------------------------------------------------------------
         Total From Investment Operations                $     .56         $     .66         $    1.10            $     .28
                                                       --------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income                $    (.53)        $    (.52)        $    (.55)           $    (.39)
     Distributions in excess of net investment income         (.04)             (.03)             (.02)                (.02)
     From net realized gain on investment transactions         .00               .00               .00                 (.01)
                                                       --------------------------------------------------------------------------
         Total Distributions                             $    (.57)        $    (.55)        $    (.57)           $    (.42)
                                                       --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   10.49         $   10.50         $   10.39            $    9.86
                                                       ==========================================================================
Total Return                                             5.10%(A)          6.58%(A)          11.47%(A)            3.72%(A)(B)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)            $ 7,330           $  6,397            $   5,163           $   2,890
     Ratio of net expenses (after expense assumption)
      to average net assets                              1.17%(C)          0.93%(C)            0.61%(C)            0.46%(B)(C)
     Ratio of net investment income to average net
      assets                                             4.70%             5.01%               5.35%               5.62%(B)
     Portfolio turnover rate                             3.35%             2.47%               0.66%              31.32%

(A)     Excludes contingent deferred sales charge of 4%.
(B)     Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $68,538, $54,598, $37,053, and $24,509, respectively. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 2.16%, 1.88%, 1.51% and 2.15%, respectively.

The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of South Dakota Tax Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of South Dakota Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period since inception (April 5,1994) through December 31,1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of South Dakota Tax Free Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1998